                              SEPARATE ACCOUNT VA-P

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

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Effective December 3, 2001, no new payments or transfers may be made to the Sub-Account investing in shares of the Pioneer Swiss Franc Bond VCT Portfolio of the Pioneer Variable Contracts Trust.

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Effective January 31, 2002, the Company is terminating the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination will not affect M-GAP Riders issued prior to January 31, 2002. However, the M-GAP Rider will no longer be available at issue or after issue for new contracts. Contract Owners who did not elect the M-GAP Rider at issue will not be able to elect the M-GAP Rider after the above date, and Contract Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

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The following is inserted at the end of the section entitled A. PAYMENTS under DESCRIPTION OF THE CONTRACT -- The Accumulation Phase:

         This Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase this Contract.

         In order to prevent "market timing" activities that may harm or disadvantage other Contract Owners, the Company may (a) reject or restrict any specific payment and transfer request and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Portfolios. In addition, some of the Underlying Portfolios have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Portfolio's investment adviser, the Underlying Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, the Company reserves the right to impose, without prior notice, restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

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The fourth paragraph of the section entitled D. TRANSFER PRIVILEGE under DESCRIPTION OF THE CONTRACT is deleted. The first paragraph of the section is amended to read in its entirety as follows:

         Prior to the Annuity Date and subject to the market timing limitations described above in A. PAYMENTS, the Owner may transfer amounts among investment options at any time upon written or telephone request to the Company. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Pioneer Money Market VCT Portfolio, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

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The third paragraph of the section entitled TRANSFER PRIVILEGE under APPENDIX D
- DIFFERENCES UNDER THE PIONEER VISION CONTRACT is deleted. The first sentence of the first paragraph is amended to read as follows:

         At any time prior to the Annuity Date, subject to the seventeen fund Sub-Account limitation and the market timing restrictions described in
         A. PAYMENTS under DESCRIPTION OF THE CONTRACT, an owner may have amounts transferred among the Sub-Accounts or from the Sub-Accounts to the Fixed Account, where available.

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SUPPLEMENT DATED DECEMBER 3, 2001
PIONEER VISION 2
PIONEER VISION